PROMISSORY NOTE

July  6,  2001                                Principal  Amount:     $701,000.00

     FOR VALUE RECEIVED, the undersigned, Tangible Acquisition II Corporation, a Nevada corporation (the "Borrower"), dated as of July 6, 2001 ("Execution Date") promises to pay to the order of Superior Galleries, Inc., a California corporation (the "Lender"), the total principal amount outstanding on this Promissory Note (the "Note"), of SEVEN HUNDRED ONE THOUSAND AND NO/100 DOLLARS ($701,000.00) together with interest as stated below, in lawful money of the United States of America, at the times and in the manner hereinafter set forth.

1. Payment Schedule and Maturity Date. Principal and interest shall be payable as follows:
a. Within forty-five (45) days of the Execution Date of this Note, Buyer shall pay to Lender TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00).
b. Within ninety (90) days of the Execution Date of this Note, Buyer shall pay to Lender TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00).
c. Within one hundred thirty-five (135) days of the Execution Date of this Note, Buyer shall pay to Lender TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00).
d. On or before January 10, 2002, Buyer shall pay to Lender ONE HUNDRED ONE THOUSAND AND NO/100 DOLLARS ($101,000.00).
This Note shall be payable in full on its maturity date, January 10, 2002, or on such earlier date that this Note becomes due and payable as a result of acceleration as set forth herein or as set forth in the Security Agreement (as defined in Section 3 herein). Each payment shall be credited first to any late payment amounts due and owing at the time of payment, then to interest, and then to principal; and interest shall then cease on the portion of the principal credited. All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

2. Interest. In the Event of Default, as set forth in Section 4 below, the interest shall be calculated on the entire outstanding principal balance at a rate of eighteen percent (18%) per annum.
     Any interest to be charged under this Note shall be computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days, as the case may be.

3. Security. This Note is secured by a Security Agreement of even date herewith, pledging to Lender a lien in the collateral owned by Borrower ("Security Agreement").

4.     Event  of  Default.  The following are Events of Default under this Note:
a.     The  Borrower  fails  to  make  any  payment  under  this  Note when due;
b. Borrower's failure to meet or to perform any of its obligations under any term or provision of this Note, the Security Agreement, or the Asset
Purchase Agreement dated July 6, 2001 ("APA"), the Consignment Advance Loan and Security Agreement between Borrower and Lender dated July 6, 2001 or any other agreement between Borrower and Lender;
c. Any misrepresentation by Borrower, whether or not intentional, made in this Note, the Security Agreement or the APA;
d.     The  discovery  that  Borrower  is  unable  to  pay  its  debts when due;
e. If any warranty, representation or statement, made by or on behalf of Borrower in or with respect to this Note, the Security Agreement, the APA, or any other agreement with Lender, is false;
f. The making of a general assignment for the benefit of creditors by Borrower;
g. The revocation of any guaranty of this Note by any guarantor. No delay or omission by Lender in exercising any right or remedy under this
Note, or any other agreement executed in connection with this Note, shall operate as a waiver of the future exercise of that right or remedy or of any other rights or remedies under this Note or any other agreement executed in connection with this Note. To the extent permitted by law, Borrower waives the right, in any action on this Note, to assert that the action was not commenced within the time required by law for commencement of the action. All rights of Lender stated in this Note are cumulative and in addition to all other rights provided by law, in equity, or in any agreement executed in connection with this Note.

5. Remedy Upon Event of Default. Lender shall give notice to the Debtor upon the occurrence of an Event of Default in Section 4 (b), (c), (d), (e), or
(g) hereunder with the opportunity to cure such default within five (5) business days. If, after the expiration of such notice period, or upon the occurrence of an Event of Default in Section 4 (a) or (f), Lender, at its option, may declare immediately due and payable all amounts then owing on this Note, subject, however, to any notice requirements contained in the APA.

6. Late Charge. If any payment due hereunder is not paid within 10 days of the date such payment is due, including, without limitation, the principal amount, Borrower shall pay, in addition to interest which shall continue to accrue, a late charge equal to three percent (3%) of the amount of any such late payment, as liquidated damages and not as a penalty, for the purpose of defraying the expense incident to handling such delinquent payment and to compensate for the loss of use of the amount of such payment. Such late charges represent Borrower's and Lender's reasonable estimate of appropriate compensation for the loss that may be sustained by Lender due to the failure of Borrower to make any of the payments due hereunder on a timely basis. Borrower's payment of such late charges shall not operate in any way to cure
Borrower's default and, in addition to Lender's rights to such a late charge, Lender shall be entitled to exercise, without restriction or curtailment, any and all rights and remedies available to him arising by virtue of such default.

7. Usury Laws. Borrower represents and warrants to Lender that the proceeds of the loan evidenced by this Note will be used for business purposes, and not for any personal, family or household purposes. It is the intention of the parties to conform strictly to the usury laws that are applicable to this Note. This Note and any other agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Lender or the holder thereof exceed the maximum amount permissible under applicable usury laws. If under any circumstances fulfillment of any provision of this Note or any other agreement between Borrower and Lender shall involve exceeding the limits of validity prescribed by usury law, then the obligation to be fulfilled shall be reduced to the limit of such validity. All sums paid or agreed to be paid to Lender or the holder thereof, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, shall be amortized, prorated, and allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of this Note so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

8.     General  Provisions.
a. No Oral Modification. This Agreement cannot be orally changed, modified, discharged or terminated.
b. Binding; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Buyer shall not assign any of its rights, privileges or obligations hereunder without the prior written consent of Seller, except no consent shall be required for assignment to an entity owned by Buyer.
c. Entire Agreement. This Promissory Note, the Security Agreement and the APA, together with the exhibits and other documents required to be executed and delivered thereunder, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and supersedes any and all other writings, representations and warranties.
d. Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.
e. Prepayment. This Note may be prepaid in whole or in part, and such prepayment may be discounted at the annual prime rate as published in the Wall Street Journal to determine the relationship between the amount being paid currently and the amount of the Note that is paid.
f. Presentment. The makers, sureties, guarantors and endorsers of this Note jointly and severally waive presentment for payment, protest, notice of protest and notice of non-payment of this Note, and consent that this Note or any payment due under this Note may be extended or renewed without prior demand or notice.
g. Governing Law and Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of California, applicable to instruments executed and to be performed in the State of California. Borrower hereby submits to personal jurisdiction in California for the enforcement of Borrower's obligations hereunder, under the Security Agreement and under the APA.

     IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the date first above written.

TANGIBLE  ACQUISITION  II  CORPORATION,  a  Nevada  corporation


/s/ Michael R. Haynes
By:  Michael  R.  Haynes
Its:  President